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                                                                     EXHIBIT 1



                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of AutoNation, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 13th day of November, 2000.


                                             ESL PARTNERS, L.P.

                                             By: RBS Partners, L.P.,
                                                 its general partner
                                             By: ESL Investments, Inc.,
                                                 its general partner

                                             By: /s/ EDWARD S. LAMPERT
                                                ------------------------------
                                                     Edward S. Lampert
                                                     Chairman

                                             ESL LIMITED

                                             By: ESL Investment Management,
                                                 LLC, its investment manager

                                             By: /s/ EDWARD S. LAMPERT
                                                ------------------------------
                                                     Edward S. Lampert
                                                     Managing Member

                                             ESL INSTITUTIONAL PARTNERS, L.P.

                                             By: RBS Investment Management,
                                                 LLC, its general partner

                                             By: /s/ EDWARD S. LAMPERT
                                                ------------------------------
                                                     Edward S. Lampert
                                                     Managing Member

                                             ESL INVESTORS, L.L.C.

                                             By: RBS Partners, L.P.,
                                                 its manager
                                             By: ESL Investments, Inc.,
                                                 its general partner

                                             By: /s/ EDWARD S. LAMPERT
                                                ------------------------------
                                                     Edward S. Lampert
                                                     Chairman